UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2007
Federal Signal Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-693	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent
Combined Financial Statements
Audited Consolidated Financial Statements
Unaudited Pro Forma Consolidated Financial Statement

Item 2.01 Completion of Acquisition or Disposition of Assets
As previously reported by Federal Signal Corp. (“the Company”), on its Current Report on Form 8-K that was dated August 6, 2007, and filed with the Securities and Exchange Commission on the same date, on August 6, 2007, the Company acquired PIPS Technology, a privately-held developer and manufacturer of automatic license plate recognition (ALPR) systems. PIPS Technology is comprised of the combined financial statements of PIPS Technology Limited and PIPS Technology Inc. The cash purchase price of $115 million was financed using existing cash balances and funds available under the Company’s revolving credit facility.
PIPS Technology, with offices in Hampshire, United Kingdom, and Knoxville, Tenn., is a global leader in the design and manufacture of ALPR technology and optical character recognition software. ALPR solutions are used in control and surveillance applications in markets such as traffic and tolling, law enforcement, public safety and access control. ALPR-enabled cameras are used on emergency vehicles and mounted on stationary support structures at access entry and tolling points to capture license plate details for tolling, congestion zone charging and law enforcement purposes.
This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide the financial statements and pro forma financial information that were excluded from the Initial Form 8-K as permitted by Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (a) Consent of Independent Registered Public Accounting Firm.
     (b) Financial Statements of Businesses Acquired.
     Audited combined financial statements of PIPS Technology as of December 31, 2006 and for the year ended December 31, 2006.
     Unaudited combined financial statements of PIPS Technology for the six month period ended June 30, 2007.
     (c) Pro Forma Financial Information.
     The unaudited pro forma balance sheet as of June 30, 2007 and unaudited pro forma statement of operations of Federal Signal Corp. for the year ended December 31, 2006 and for the six months ended June 30, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: October 17, 2007	By:	/s/ Paul Brown
Paul Brown
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, as filed herein.

99.1	Combined Financial Statements of PIPS Technology for the year ending December 31, 2006.

99.2a	Unaudited Combined Financial Statements of PIPS Technology for the six month period ended June 30, 2007.

99.2b	Unaudited Pro Forma Consolidated Financial Statements of Federal Signal Corp.